================================================================================

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                          FAIRMOUNT CHEMICAL CO., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF FAIRMOUNT CHEMICAL CO., INC.
                           TO BE HELD ON JUNE 18, 2002


     The Annual Meeting of Stockholders of FAIRMOUNT CHEMICAL CO., INC. will be held on Tuesday, June 18, 2002, at 10:00 a.m. local time, at Fairmount's offices, 117 Blanchard Street, Newark, New Jersey 07105. The purposes of the meeting are to:

     1.  Elect four directors for a term of one year.

     2. Ratification of the appointment of KPMG LLP as independent certified accountants for 2002.

     3.  Act upon such other matters as may properly come before the meeting.

     This notice is accompanied by Fairmount's annual report to stockholders for the year ended December 31, 2001, which shall not be deemed to be soliciting material or incorporated in the annexed proxy statement by reference.

     Only stockholders of record at the close of business on May 17, 2002 (the "Record Date") are entitled to vote at the meeting or any adjournment thereof.



                                         By Order of the Board of Directors


                                         MARIA HAYDUCKA
                                         Secretary


Newark, New Jersey 07105
May 20, 2002


     IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE THE ENCLOSED PROXY CARD AND SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID RETURN ENVELOPE. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY OR TO VOTE IN PERSON AT THE MEETING.

                          FAIRMOUNT CHEMICAL CO., INC.
                              117 BLANCHARD STREET
                            NEWARK, NEW JERSEY 07105

                                 PROXY STATEMENT

                      SOLICATION AND REVOCATION OF PROXIES

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FAIRMOUNT CHEMICAL CO., INC. ("FAIRMOUNT") TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2002, AND AT ANY ADJOURNMENT OF THE ANNUAL MEETING. The proxy is revocable at any time prior to its exercise either by execution of another proxy of a later date or by voting in person at the annual meeting.

     The stock transfer books of Fairmount will not be closed, but the board of directors has fixed the close of business on May 17, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting or at any adjournment of the annual meeting. On that date, there were 8,292,866 shares of common stock outstanding. Each share is entitled to one vote on each matter properly brought before the meeting.

     The bylaws of Fairmount provide that, except as otherwise required by law or by Fairmount's Certificate of Incorporation, a majority in interest of all the stock issued and outstanding and entitled to vote shall constitute a quorum for the consideration of any matter to come before the meeting, but a lesser interest may adjourn the meeting from time to time. A plurality of the votes cast at the annual meeting is required for the election directors and the affirmative vote of a majority of the votes cast is required to ratify the appointment of KPMG LLP as independent certified public accountants for Fairmount for 2002.

     To assure adequate representation at the annual meeting, stockholders are requested to sign and return the enclosed proxy promptly. The shares represented by the proxy will be voted in accordance with the instructions of the person executing the same. In the absence of instructions to the contrary, proxies will be votes "FOR" the election of the four nominees for director named in the proxy, and "FOR" the ratification of the appointment of KPMG LLP as independent public accountants for Fairmount for 2002.

     This proxy statement and the enclosed form of proxy are first being mailed on or about May 20, 2002.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

PRINCIPAL HOLDERS OF VOTING SECURITIES

     To management's knowledge, the table set forth below indicates the beneficial ownership (direct unless otherwise indicated) of the 8,292,866 shares of common stock of Fairmount outstanding as of April 30, 2002 by (i) persons owning more than 5% of such stock, (ii) each director of Fairmount, (iii) each executive officer of Fairmount and (iv) by all officers and directors of Fairmount as a group.

                                         Amount and
                                         Nature of
Name and Address of Beneficial           Beneficial
Owner or Designation of Group            Ownership                Percentage
-----------------------------            ---------                ----------
Howard Leistner(1)                       1,596,400                   19.3%

Gilbert Leistner(1)                      1,596,400                   19.3%

Hedi Mizrack(1)                          1,596,500                   19.3%

Da Mota Family Partnership(2)            1,313,590                   15.8%

Glen Da Mota(2)(5)                       2,147,214                   25.9%

Richard Mizrack(6)(7)                    1,596,600                   19.3%

Dr. Reidar Halle(3)(4)(5)                1,000,000                   10.8%

Jerrel Branson(3)(5)                             -

Beno Hubler(5)                                   -

Marshall Beil(6)                            10,000

All Officers and Directors as a          4,753,714                   51.1%
Group (9 Persons)

     The Howard Leistner, Hedi Mizrack and Gilbert Leistner Irrevocable Grantor Trust, which controls 57.7% of the outstanding shares of Fairmount, could elect the entire Board of Directors and ratify the appointment of KPMG LLP as independent certified public accountants. However, Fairmount has been advised that Howard Leistner, Hedi Mizrack and Gilbert Leistner each has been granted voting and investment power over 1,596,400 common shares held in the trust and no arrangement exists to direct the vote of the shares of the trust for the election of the directors or otherwise.

(1) On April 9, 1998, the transfer of 4,789,200 common shares and 5,400,000 of preferred shares of Fairmount's stock was executed from the Estate of William E. Leistner to the Howard Leistner, Hedi Mizrack and Gilbert Leistner Irrevocable Grantor Trust. Fairmount has been advised that this trust will terminate on June 19, 2002, Howard Leistner, Hedi Mizrack and Gilbert Leistner are William E. Leistner's children and each has been granted voting and investment power over 1,596,400 common shares held in the trust. Richard Mizrack is married to Hedi Mizrack.

(2) The Da Mota Family Partnership owns 1,313,590 shares of Fairmount common stock. Glen Da Mota is the managing member, and votes all stock held by the Partnership.

(3)  The named individual is an executive officer of Fairmount.

(4) Includes stock options to purchase 1,000,000 common shares all of which are exercisable.

(5)  The named individual is a director and nominee of Fairmount.

(6) The named individual, currently a director of Fairmount, will not stand for reelection to the Board of Directors

(7) Richard Mizrack disclaims beneficial ownership over 1,596,500 common shares, 1,596,400 common shares of which are owned by his wife, Hedi Mizrack, in the Leistner Trust and over which she has sole voting and investment power and another 100 common shares which are owned by his wife individually (See Note 1 above).


ITEM ONE.  ELECTION OF DIRECTORS

NOMINEES

     There are four directors to be elected at the annual meeting. The board of directors recommends a vote "FOR" the election as directors of the following nominees, and unless otherwise directed, proxies received in response to this solicitation will be voted for the election as directors of the following four nominees each to serve until the next annual meeting and until their successors are elected and qualified. Beno Hubler, Glen Da Mota, and Reidar Halle were elected at Fairmount's Annual Meeting of Stockholders held on June 7, 2001. Jerrel Branson was elected on January 23, 2002.

     If for any reason any of these nominees becomes unable or unwilling to serve at the time of the meeting, it is the intention of the persons named in the proxy to vote the proxies for the remaining nominees and for such substitute nominees as the board of directors may designate, or if none are designated, the size of the board of directors will be reduced. It is not anticipated that any nominee will be unavailable for election.

     The following table and text furnishes for each nominee, name, age, and principal occupation for the past five years and the year he first became a director of the company.

Name and Age                            Principal Occupation
------------                            --------------------

Jerrel Branson                Director since January 23 2002, and Chief
                              Executive Officer since March 26, 2002. From 1990 to 1999, Mr. Branson was Chairman and founder of Ecogas Corp., a renewable energy development company that was sold to Enron Corp. in 1999. From
                              1987 to 1991, Mr. Branson was President and a
                              Director of VAALCO Energy Inc., a publicly traded oil/gas exploration and development company. Mr.
                              Branson is a graduate of Rice University (BA).


Glen A. Da Mota, 41           Real estate developer; Director and Partner,
                              Wilhelmina International, New York (integrated agency representing models, media, entertainment stars), General Partner, Argus Development
                              (Minneapolis, MN); Partner, Curve Crest Properties
                              (Stillwater, MN) and Metro Real Estate (St. Paul,
                              MN), D & E Investments (Eden Prairie, MN);
                              managing member of the Da Mota Family Partnership;
                              Chairman, Content Division, Orbit Travel.Com;
                              Partner, Riber Sports Marketing Group (Cincinnati,
                              OH). Member of the 1980 US National Hockey Team.
                              Mr. Da Mota is a graduate of Northern Michigan
                              University (BA in History and Business
                              Administration). He has served as Fairmount director since 2001

Dr. Reidar  Halle, 59         President since January 1998, and Chief Executive
                              Officer from January 1998 to January 2002. Elected
                              Director in September, 1997. Managing Director of
                              Qual Tech Enterprises, Inc. from 1987 to 1998.
                              From 1971 to 1987, Dr. Halle held various technical and management positions at Witco
                              Corporation. Dr. Halle is a graduate of Oslo
                              University (Doctorate in Polymer Chemistry in
                              1970).

Beno Hubler, 65               President, Northlake Limited, Inc., International
                              Business Consultant, Chemical Exports since 1987;
                              he previously held many positions at Witco
                              Corporation, including from 1977 as Vice
                              President, International Chemical Marketing. MBA,
                              INSEAD (Institut Europeen d'Administration des
                              Affaires, Fontainebleau, France); B.Sc.,
                              Chemistry, McGill University, Montreal, Canada;
                              Diploma, Textile Dyeing, Bradford University,
                              Bradford, England; Executive Programs at Harvard
                              Business School and The Wharton School. Mr. Hubler has served as a Fairmount director since 2001.

RELATED TRANSACTIONS

     In May 1993, William E. Leistner purchased 5,400,000 shares of Fairmount's Convertible Cumulative Preferred Stock, par value $1.00 per share, in exchange for the cancellation of $5,400,000 of indebtedness owed him by Fairmount, which shares are currently held by the Howard Leistner Hedi Mizrack, Gilbert Leistner Irrevocable Trust. Fairmount authorized the preferred stock in its Restated Certificate of Incorporation, which was filed with the Secretary of State of New Jersey on May 13, 1993, and amended in May 1994. Shares of Preferred Stock are redeemable under certain circumstances. A balance of the indebtedness of $491,600 remained as accrued interest after such conversion. On July 2, 1997, Fairmount replaced the $491,600 balance of the Leistner Loan, that was due April 1, 1998, with a promissory note to the Leistner Estate for the same amount, due January 1, 2005.

     On March 20, 1992, a Credit Facility Loan agreement was created with monies contributed to a fund by William E. Leistner and the Estate of Olga H. Knoepke. The outstanding borrowings from the Credit Facility were $1,080,000. On July 2, 1997, the Credit Facility was terminated and Fairmount replaced the $1,080,000 of credit facility borrowings with new promissory notes due January 1, 2005. The Leistner Estate received a note for $648,000. Three notes were issued to beneficiaries of the Knoepke Estate. These three notes were issued to the Da Mota Family Partnership - $224,640, Glen Da Mota - $142,560 and Lynn Da Mota - $64,800.

     The Leistner Trust and the Da Mota Family Partnership may each be deemed to be a "control person" of Fairmount as such term is defined in Exchange Act Rule 12b-2.


EXECUTIVE OFFICERS OF THE COMPANY

     The name, age and positions of each executive officer of Fairmount is set forth below:

     Name and Age                            Position and Offices
     ------------                            --------------------
     Jerrel Branson, 51                      Director, Chief Executive Officer

     Dr. Reidar  Halle, 59                   Director,  President

     William C. Kaltnecker, 57               Treasurer, Controller

     The principal occupations for the past five years and stock ownership of the directors and nominees for director are described under the sub caption "Nominees" above.

     Mr. Kaltnecker has served as Fairmount's Controller since 1998 and was elected Treasurer in April 2001. From 1997 to 1998, he was Controller/Chief Financial Officer of Starlog Franchise Corporation. He served as Vice President-Controller of Global Intellicom, Inc. from 1996 to 1997. Mr. Kaltnecker served as Secretary/Treasurer and Chief Financial Officer of Parliament Hill Corporation from 1983 to 1996. Mr. Kaltnecker had served as a director of Health Advancement Services, Inc. from 1989 to 1993. From 1979 to 1983, he was Secretary/Treasurer and Chief Financial Officer of USR Industries, Inc., and from 1982 through 1983 also served as a director of that company.

     Fairmount's executive officers are elected by the board of directors to hold office until the first meeting of the board of directors following the next annual meeting of stockholders and until their respective successors are elected. All officers are subject to removal, with or without cause, by the board of directors at any time.

MEETINGS OF THE BOARD OF
DIRECTORS AND AUDIT COMMITTEE

     During 2001, the board of directors held a total of 12 meetings, including those held by conference telephone. Each of the directors attended more than 75 % of all meetings of the board and all committees upon which they serve, except Mr. Hubler, who attended 67% of all meeting. The audit committee met twice.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under SEC rules, Fairmount's directors, executive officers and beneficial owners of more than 10% of Fairmount common stock are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, Fairmount believes that during fiscal 2001 all its directors and executive officers complied on a timely basis with all applicable filing requirements under such SEC rules.

                          COMPENSATION OF DIRECTORS AND
                               EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

     Non-employee directors of Fairmount received an annual cash retainer of $10,000. Non-employee directors received an additional fee of $1,000 for attending each board meeting and $500, for each telephonic board meeting of the board of directors. Such fees for 2001 have been accrued, but not paid. Directors who are also officers are not compensated for being directors.

     During 2001, Fairmount paid $21,300 to the law firm of Mizrack & Gantt, of which Richard Mizrack, a Fairmount director, is a partner. During 2000, Fairmount paid $6,200 to Mizrack & Gantt. In addition, Fairmount owed Mizrack & Gantt $23,500 as of December 31, 2001 for services rendered during 2001

EXECUTIVE COMPENSATION

     Information with respect to each person who served as Fairmount's Chief Executive Officer during 2001 and each individual serving as an executive officer of Fairmount on December 31, 2001 whose aggregate remuneration exceeded $100,000 during 2001, is set forth in tabular form below for each of Fairmount's last three fiscal years:


                           Summary Compensation Table
                                                                                   Long-term
                                                                                  Compensation
                                                                                  ------------
                                    Annual Compensation                           Securities
Name and                            -------------------         All Other         Underlying
Principal Position                  Salary        Bonus      Compensation (1)     Options (#)
------------------                  ------        -----      ----------------     -----------
Dr. Reidar Halle            2001    $154,300
(Director, President)       2000    $154,100
                            1999    $153,200    $48,500                            1,000,000


Dr. Seymon Moshchitsky      2001    $116,100
(Vice President, Research   2000    $112,900
 and Development)           1999    $112,600    $ 5,000

(1) The above compensation figures do not include the cost for the use of automobiles leased by us, the cost of benefits, including premiums for life insurance, and any other perquisites provided by Fairmount to such persons in connection with our business, all of which does not exceed the lesser of $50,000 or 10 % of such person's annual salary and bonus for the subject fiscal year.

     On January 23, 2002, Jerrel Branson was elected a member of the Board of Directors, and on March 26, 2002, he was appointed Chief Executive Officer of Fairmount.

     On July 23, 1998, Fairmount entered an employment agreement with Dr. Halle. Under the agreement, which was made effective January 12, 1998, Dr. Halle became President and Chief Executive Officer. The agreement can be terminated by either party by giving thirty days notice. If Fairmount terminates the agreement for any reason other than for cause, as defined, then Dr. Halle shall be paid an amount equal to six month's annual base salary on January 12, 1998. The agreement was amended on March 26, 2002 whereby, in consideration of $20,000, Dr. Halle agreed to relinquish his position of Chief Executive Officer, but retained his position as President.

     During the past three fiscal years, no compensation was awarded to, earned by or paid to any of the named executives (in the form of salary, bonus, stock appreciation rights, stock options or any other form of cash or non-cash consideration) other than as set forth in the chart above.

PENSION PLAN

     Fairmount maintains a defined benefit pension plan for its employees. Pension benefits to be paid from, and contributions to the plan are of a unit benefit type related to basic salary including a base wage, overtime payments an shift premiums, but excluding bonuses, commissions and other special additional security benefits.

     The following table sets forth, in straight life annuity amounts, the estimated annual benefits upon retirement at age 65 in calendar year 2001, based on the post-1989 benefit formula, in the final average pay and service classifications specified:

                                Years of Service
                                ----------------

Final Average
Annual Pay      10         15         20         25         30          35
----------      --         --         --         --         --          --
$ 30,000      3,600      5,400      7,200      9,000     10,800      12,600

  60,000      8,681     13,022     17,362     21,703     26,044      30,384

  90,000     14,231     21,347     28,462     35,578     42,694      49,809

 120,000     19,781     29,672     39,562     49,453     59,344      69,234

 150,000     25,331     37,997     50,662     63,328     75,994      88,659

 170,000     29,031     43,547     58,062     72,578     87,094     101,609


     Estimated annual benefits accrued as of December 31, 2001 payable at retirement for all officers, as a group, is $38,919.

     Other than as described in this proxy statement and provisions under a union contract, Fairmount does not have, and within the past five years has not had, any other bonus plan, profit-sharing, pension, retirement, stock option, stock purchase, deferred compensation or other remuneration or incentive plan for its directors, officers and employees.

     Fairmount's securities are traded over the counter and are not quoted on the automated quotation system of a registered securities association, The high and low bid prices for Fairmount's Common Stock during 2001 was $.18 and $.05 respectively.

     No stock options were granted during 2001 to purchase shares of the Company's common stock, nor were any previously granted options exercised during 2001.The outstanding options held by Dr. Halle to purchase 1,000,000 shares of Fairmount common stock have an exercise price that is higher then the market price for Fairmount common stock.

     As of April 20, 2002, incentive stock options for 41,500 shares are outstanding under the Fairmount Chemical Co., Inc. held by 9 persons, including two executive officers who hold options to purchase 23,000 shares. As of April 20, 2002 the average per share exercise price of all options under the amended plan is $1.00.


ITEM TWO.  RATIFICATION OF APPOINTMENT OF AUDITORS

     Subject to stockholder ratification, Fairmount's board of directors, upon the recommendation of the audit committee, has reappointed the firm of KPMG LLP as independent certified public accountants to audit the financial statements of Fairmount for 2002, a service which such firm has furnished to Fairmount since 1982. If the appointment is not ratified by the stockholders, the board of directors may reconsider its appointment. One or more members of this firm are expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

     The board of directors recommends a vote "FOR" the ratification of the appointment of KPMG LLP as independent certified public accountants to audit the financial statements of Fairmount for 2002.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

     To be considered for inclusion in the proxy statement for the 2003 Annual Meeting, stockholder proposals must be received at Fairmount's principal's offices no later than the close of business on January 20, 2003. Proposals should be addressed to Maria Hayducka, Secretary, Fairmount Chemical Co., Inc., 117 Blanchard Street, Newark, New Jersey 7105

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

     For any proposal that is not submitted for inclusion in the proxy statement for the 2003 Annual Meeting, but is instead sought to be presented directly at the 2003 Annual Meeting, SEC rules will permit management to vote proxies in its discretion if Fairmount:

     o receives notice of the proposal before the close of business on March 16, 2003 and advises its stockholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matter, or
     o does not receive notice of the proposal prior to the close of business on March 16, 2003.

     Notice of intentions to present proposals at the 2003 Annual Meeting should be addressed to Maria Hayducka, Secretary, Fairmount Chemical Co., Inc., 117 Blanchard Street, Newark, New Jersey 07105.


                            EXPENSES OF SOLICITATION

     Solicitation of proxies is being made by management on behalf of the board of directors of Fairmount through the mail, in person and telephone through its regular employees who will not be additionally compensated. The cost of soliciting proxies will be borne by Fairmount. Fairmount will also reimburse brokerage houses and others for forwarding proxy material to beneficial owners of the shares.


                             AUDIT COMMITTEE REPORT

     The Board of Directors has appointed an Audit Committee (the "Committee"). The Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001.

     The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, COMMUNICATION WITH AUDIT COMMITTEES.

     The Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors the independent auditors' independence.

     Based on the reviews and discussions referred to above, in reliance on management and the independent auditors, and subject to the limitations of our role in serving as the Company's Audit Committee, the Board of Directors included the financial statements in the Company's Annual Report on Form 10-K.


                            Directors, acting as the Audit Committee:

                                          Marshall Beil
                                          Glen Da Mota
                                          Beno Hubler
                                          Richard Mizrack

AUDIT FEES

     KPMG LLP billed Fairmount an aggregate of $100,000 in fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2001, the review of the financial statements included in each of our three quarterly reports on Form 10-QSB, and the audit of 2001 defined pension plan. Fairmount was not billed by KPMG for financial information systems design and implementation fees or any other fees during 2001.


OTHER MATTERS

     Fairmount's annual report to stockholders for the fiscal year ended December 31, 2001accompaning this proxy statement. Stockholders not receiving a copy of Fairmount's Form 10-KSB for the year ended December 31, 2001 may obtain one by writing or calling Maria Hayducka, Secretary, Fairmount Chemical Co., Inc., 117 Blanchard Street, Newark, NJ 07105, (973) 344-5790.

     At the date of this proxy statement, Fairmount knows of no other matters which might be presented for shareholder action at the meeting. If any matter not described herein arises, the persons appointed by the enclosed proxy intend to vote the shares represented by them in accordance with their best judgment.

Dated: May 20, 2002

By Order of the Board of Directors,

                                                   MARIA HAYDUCKA
                                                   Secretary

              FAIRMOUNT CHEMICAL CO., INC. AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee (the "Committee") will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting process, the system of internal control, accounting policies and procedures, the audit process and by overseeing the relationship with Fairmount's independent accountants, who are ultimately responsible to the Committee and the Board of Directors. The Committee should keep an open line of communication between the Committee, the independent accountants, the internal auditors and financial management.

     In carrying out is responsibilities, the Committee believes that the policies and procedures delineated in this Charter should remain flexible, in order to react best to changing business and regulatory requirements.

ORGANIZATION

     The Committee will be composed of at least three outside directors who are not officers or employees of Fairmount or its subsidiaries, if any, are independent of management, and are free of any relationship that would interfere with the exercise of independent judgment as a Committee member.

     The members of the Committee must each be financially literate; at least one member of the Audit Committee must have accounting or financial management expertise. The Board of Directors judges the qualifications and independence of directors for service on the Committee.

ROLES AND RESPONSIBILITIES

Financial Reporting

1. Review the financial section of the Fairmount Annual Report on Form 10-KSB prior to its release to shareholders and filing with the SEC. Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB. As part of this review, discuss with senior financial management and the independent accountants the accounting principles as applied, their quality and significant assumptions, estimates and judgments used in the preparation of the consolidated financial statements.

2. Discuss as appropriate with senior financial management and as necessary with the independent accountants, significant assumptions, estimates, and judgments used in the preparation of the consolidated financial statements.

3. Review any significant changes in accounting principles or developments in accounting practices.


INDEPENDENT ACCOUNTANT

4. Select, evaluate and nominate the independent accountant to be proposed for shareholder approval in a proxy statement, and recommend to the Board of Directors the appointment of the independent accountant.

5. On an annual basis, review the audit and non-audit fees and services provided by the independent accountant. Approve the fees to be paid to the independent accountant.

6. To review the independent accountant's independence, annually review the independent accountant's report of the relationship between the independent accountant and the company. Discuss any disclosed relationships or services that may impact the objectivity and independence. Recommend to the Board of Directors any appropriate actions in response to these reports.

AUDIT FUNCTION AND PROCESS

7. Assess the effectiveness of the audit effort through regular meetings with the independent accountant and internal auditors. Review the performance of the general auditor. Conduct private review sessions annually with the general auditor and the independent accountant.

8. Review the scope of the independent accountant's proposed audit for the current year and review the annual audit report, which is subsequently produced.

                          FAIRMOUNT CHEMICAL CO., INC.

The undersigned hereby appoints Jerrel Branson and William C. Kaltnecker, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in FAIRMOUNT CHEMICAL CO., a New Jersey corporation (the "Company"), at the Company's Annual Meeting of Stockholders scheduled to be held on June 18, 2002, and any adjournments or postponements thereof, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The board recommends a vote FOR each of the following proposals.

1. Election of the following nominees to the Board of Directors of the Company.

            Jerrel Branson                    Glen A. Da Mota
            Dr. Reidar Halle                  Beno Hubler

     |_|    FOR the nominees listed above
     |_|    WITHHOLD authority to vote for all nominees
     |_|    Withhold authority to vote for the following individual nominees:

            ____________________________________________________________
                                 [Print Name(s)]

2. Ratify the selection of KPMG LLP as the Company's independent auditor for the fiscal year ending December 31, 2002.

         |_|  FOR          |_|  AGAINST          |_|  ABSTAIN

3. Upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSAL NUMBERS 2 AND 3 AND FOR EACH OF THE ABOVE-LISTED DIRECTOR-NOMINEES, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED MAY 20, 2002, IS HEREBY ACKNOWLEDGED.


Dated: _____________, 2002


                    _________________________________________________ [L.S.]


                    _________________________________________________ [L.S.]

                    (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

                       PLEASE MARK, DATE, SIGN AND RETURN
                     THIS PROXY IN THE ACCOMPANYING ENVELOPE